MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 2Q 2010

Portfolio Review

The Mundoval Fund returned –13.38% in the second quarter, trailing the benchmark MSCI World Index by 0.71%. Top performing companies included British biopharmaceutical company, **AstraZeneca PLC** and Brazilian beverage giant, **Companhia de Bebidas**, or AmBev. Both posted positive returns for the Fund amid broad equity market declines. Negative performance from for-profit education company Apollo Group and online auctioneer, eBay detracted from Fund returns.

During the quarter, several holdings- including **Tyco International**, **Citigroup**, and **Walt Disney**- were sold after reaching our estimate of fair value, or to pursue what we saw as better value opportunities. Sales proceeds were invested in what we believe are solid businesses trading at discounted prices, including **Gilead Sciences**, a developer of therapies to combat infectious diseases; oil and gas producer **Exxon Mobil**; Latin American wireless telecommunications provider, **America Movil**; Spanish financial services firm, **Banco Santander**; and the aforementioned beverage company, **AmBev**.

Manager Commentary

Was General Electric really worth $10 billion less on Thursday than Wednesday?

On Thursday, May 20th of this year, the stock price for General Electric closed at $16.26, a significant 5.8% drop from Wednesday's closing price of $17.26. Despite a lack of company changes or announcements, GE's market capitalization fell by over $10 billion that day, or roughly the entire capitalization of The Office Depot and Southwest Airlines *combined*.

GE is one of the most well diversified and consistently-profitable businesses in the world, generating an average of $19.7 billion in free cash flow each of the past 10 years (source: Morningstar). The market's seemingly baseless punishment of GE on May 20 reminds us of how day-to-day stock prices can fluctuate more rapidly and drastically than a company's fundamental or intrinsic value, often thanks to investor fear or greed, or capital market factors beyond the scope of individual businesses.

For the Mundoval Fund, we look at short-term market dips for opportunities to purchase good businesses at discount prices. As long-term value investors, we typically hold each business for a full market cycle- around 3 to 5 years- so we're less concerned with daily or even monthly stock price swings. Rather, the Mundoval Fund focuses on finding what we believe are high-quality, attractively-priced companies that can create shareholder wealth over the next several years.

We continue to consistently apply our long-term value approach to global investing, regardless of short-term market swings. And the Mundoval Team remains committed to a partnership culture– each of us is heavily invested in Mundoval alongside our clients.

Thank-you for your continued support and confidence.

- Arthur Q. Johnson, CFA

Average Annual Total Returns as of June 30, 2010*

	2Q 2010	Year to Date	1-Year	3-Years	5-Years	Since Inception (9/3/04)
Mundoval Fund	-13.38%	-11.99%	12.99%	-9.13%	1.80%	2.69%
MSCI World Index	-12.67%	-9.84%	10.20%	-11.46%	0.06%	2.01%
S&P 500 Index	-11.43%	-6.65%	14.43%	-9.80%	-0.79%	0.66%

**Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.*